                                                                    Exhibit 99.3

                                                                  EXECUTION COPY

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          This is an Assignment, Assumption and Recognition Agreement (this "AAR Agreement") made as of October 1, 2007, among Merrill Lynch Mortgage Lending, Inc., having an address at 250 Vesey Street, 4 World Financial Center, New York, New York 10080 (the "Assignor"), Merrill Lynch Mortgage Investors, Inc., having an address at 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York 10080 (the "Assignee"), and Countrywide Home Loans Servicing LP, having an address at 400 Countrywide Way, Simi Valley, California 93065 (the "Company").

          WHEREAS, the Assignor acquired the mortgage loans set forth on Attachment 1 annexed hereto (the "Assigned Loans") from Countrywide Home Loans, Inc. (the "Seller") pursuant to that certain Master Mortgage Loan Purchase and Servicing Agreement, dated as of February 1, 2007, between the Assignor and Seller, as amended (the "Purchase and Servicing Agreement");

          WHEREAS, the Seller has assigned its servicing rights related to the Assigned Loans and servicing obligations related thereto under the Purchase and Servicing Agreement to the Company and the Company is currently servicing the Assigned Loans for the benefit of the Assignor in accordance with the terms and conditions of the Purchase and Servicing Agreement.

          In consideration of the mutual promises contained herein the parties hereto agree that the Assigned Loans shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase and Servicing Agreement.

Assignment and Assumption

     1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title, interest and obligations of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title, interest and obligations in, to and under the Purchase and Servicing Agreement (except with respect to the obligations that arise prior to the date hereof which shall be retained by the Assignor). Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under any Mortgage Loans subject to the Purchase and Servicing Agreement other than those set forth on Attachment l. Notwithstanding anything to the contrary contained herein, Assignor is retaining the right to enforce the representations and warranties made by the Seller prior to the date hereof with respect to the Assigned Loans and the Seller.

Representations; Warranties and Covenants

     2. Assignor warrants and represents to Assignee and Company as of the date hereof:

          a. Attached hereto as Attachment 2 is a true and accurate copy of the servicing provisions of the Purchase and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          b. Assignor was the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, free and clear of any and all liens, claims and encumbrances;

          c. Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Company with respect to the Assigned Loans or the Purchase and Servicing Agreement;

          d. Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modifications of the Purchase and Servicing Agreement. Assignor has no knowledge of, and has not received notice of, any waivers under or any amendments or other modifications of, or assignment of rights or obligations under the Purchase and Servicing Agreement;

          e. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

          f. Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          g. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby. Neither Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the Assigned Loans, or solicited any offer to buy or accept transfer, pledge or other disposition of the Assigned Loans, or any interest in the Assigned Loans, or otherwise approached or negotiated with respect to the Assigned Loans, or any interest in the Assigned Loans, with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto; and

          h. Assignor has received from Seller, and has delivered to Assignee, all documents required to be delivered to Assignor by Seller prior to the date hereof pursuant to Section 6.03 of the Purchase and Servicing Agreement with respect to the Assigned Loans.

     3. Assignee warrants and represents to, and covenants with, Assignor and Company as of the date hereof:

          a. Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to acquire, own and purchase the Assigned Loans;

          b. Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

          d. There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignee's ability to perform its obligations under this AAR Agreement;

          e. Assignee understands that the Assigned Loans have not been registered under the Securities Act of 1934 (the "Securities Act") or the securities laws of any state; and

          f. Assignee is either (i) not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of
the Internal Revenue Code of 1986 (the "Code")(a "Plan") and not a Person acting, directly or indirectly, on behalf of or investing with "plan assets" of any such Plan or (ii) an employee benefit plan that is subject to ERISA and the assignment contemplated herein does not constitute and will not result in non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

     4. The Seller hereby restates, as of the date hereof, the representations and warranties contained in Section 7.01 of the Purchase and Servicing Agreement (except with respect to Section 7.01(x), (xi) and (xii)), to and for the benefit of the Assignee, and by this reference incorporates such representations and warranties herein, as of the date hereof.

Recognition of Assignee

     5. a. From and after the date hereof, the Company shall recognize the Assignee as the owner of the Assigned Loans, and the Company will service the Assigned Loans in accordance with the servicing provisions contained in the Purchase and Servicing Agreement, as modified by this AAR Agreement, for the benefit of the Assignee, and shall look solely to the Assignee for performance of the obligations of Purchaser under the Purchase and Servicing Agreement with respect to the Assigned Loans. The Assignee hereby acknowledges and agrees that it shall uphold, or shall require its agents to uphold, the obligations of the Purchaser contained in the Purchase and Servicing Agreement.

          b. The Company acknowledges that Wells Fargo Bank, N.A. has been appointed as the master servicer of the Assigned Loans pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2007, by and among the Assignee, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), and HSBC Bank USA, National Association (the "Pooling and Servicing Agreement"). The Company shall deliver all reports required to be delivered under the Purchase and Servicing Agreement to:

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland 21045
          Attention: Merrill Lynch Alternative Note Asset Trust, Series
          2007-OAR5

          c. The Company hereby acknowledges that the Master Servicer has the right to enforce all obligations of the Company under the Purchase and Servicing Agreement acting on behalf of the Assignee, as owner of the Assigned Loans. Such rights will include, without limitation, the right to terminate the Company under the Purchase and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the Purchase and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Purchase and Servicing Agreement, the right to examine the books and records of the Company and the right to exercise certain rights of consent and approval of the "Purchaser" under the Purchase and Servicing Agreement. Notwithstanding the foregoing, it is understood that the Company shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Assignee and the Assignor from and against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of the Company which were taken or omitted upon the instruction or direction of the Master Servicer or
(ii) the failure of the Master Servicer to perform the obligations of the "Purchaser" under the Purchase and Servicing Agreement and this AAR Agreement only to the extent that the Master Servicer has any obligations of the "Purchaser". In addition, the Assignee shall indemnify the Company and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Company may sustain in any way related to (a) actions or inactions of the Company which were taken or omitted upon the instruction or direction of the Trustee or Master Servicer, as applicable, or (b) the failure of the Trustee or the Master Servicer, as applicable, to perform the obligations of the "Purchaser" under the Purchase and Servicing Agreement and this AAR Agreement. The Company shall make all distributions under the Purchase and Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

          Wells Fargo Bank, N.A.
          ABA Number: #121-000-248
          Account Name: Corporate Trust Clearing
          Account number: 3970771416
          For further credit to: MANA 2007-OAR5
          Distribution Account Number: 53168000

          d. For purposes of Section 11.14 and Section 11.30 of the Servicing Addendum to the Purchase and Servicing Agreement (the "Servicing Addendum"), the Company is hereby notified, and the Company hereby acknowledges receipt of such notification, that a REMIC election has been made with respect to the Assigned Loans.

Modification of the Purchase and Servicing Agreement

     6. Reserved.

     7. Reserved.

     8. The Assignee and the Company hereby amend Section 1 of the Purchase and Servicing Agreement, as it pertains to the Assigned Loans, by:

          a. amending the definition of "Monthly Advance" by deleting the reference to "Subsection 11.22" and replacing it with "Section 11.22."

          b. amending the definition of "Remittance Date" by deleting the words "immediately following such" and replacing them with "immediately preceding such".

          c. deleting the definition of "Business Day" in its entirety and replacing it with the following:

          "Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which the Federal Reserve is closed, or (iii) a day on which banking institutions in the jurisdiction in which Countrywide Home Loans Servicing LP, the Master Servicer or the Seller are authorized or obligated by law or executive order to be closed."

          d. deleting the definition of "Master Servicer" in its entirety and replacing it with the following:

          "Master Servicer: Wells Fargo Bank, N.A., or its successors in interest."

          e. deleting the definition of "Eligible Account" in its entirety and replacing it with the following:

          "Eligible Account: The Custodian or another depository, the accounts of which are (i) an account or accounts maintained with a federal or state chartered depository institution or trust company, the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have a minimum short-term rating of "A-2" by S&P, "P-2" by Moody's, or "F-2" by Fitch, as applicable ("Ratings"), respectively, at the time any amounts are held on deposit therein; provided, that following a downgrade, withdrawal, or suspension of such institution's rating above, each account shall, within a reasonable timeframe, be moved to one or more segregated trust accounts in the trust department of such institution, or to an account at another institution that complies with the above requirements, or (ii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or (iii) any other account acceptable to the applicable Rating Agency(ies), as evidenced in writing. Each such account may bear interest unless otherwise specified herein. This Agreement may be amended to reduce the rating requirements in clause (i) above pursuant to Section 25, provided that, the Person requesting such amendment obtains a letter from the applicable Rating Agency(ies) stating that such reduction in rating requirements would not result in the downgrading or withdrawal of the respective ratings then assigned to the related securities."

          and

          f. adding the following definitions in alphabetical order:

          "Forgiven Amount": Any amount of principal or delinquent interest that the related Mortgagor is no longer required to pay as a result of any modification by the related Servicer of the terms of the related Mortgage Note.

          "Trustee: The party named as trustee in any agreement pursuant to a Pass-Through Transfer."

     9. The Assignee and the Company hereby amend Section 11.05 of the Servicing Addendum by replacing the phrase "Countrywide Home Loans, Inc., as servicer, in trust for the Purchaser" with "Countrywide Home Loans Servicing LP, in trust for Wells Fargo Bank, N.A., as master servicer on behalf of the Merrill Lynch Mortgage Backed Securities Trust, Series 2007-3".

     10. The Assignee and the Company hereby amend Section 11.07 of the Servicing Addendum by replacing the phrase "Countrywide Home Loans, Inc. in trust for Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans" with "Countrywide Home Loans Servicing LP, in trust for Wells Fargo Bank, N.A., as master servicer on behalf of the Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR5".

     11. The Assignee and the Company hereby amend Section 11.14 of the Servicing Addendum by deleting the reference in the last sentence of the second paragraph to "two years" and replacing it with "three years".

     12. The Assignee and the Company hereby amend Section 11.15 of the Servicing Addendum by deleting in the first sentence of the third paragraph of that Section the phrase "second Business Day following the" and replacing in the second sentence of the same paragraph the phrase "following such second Business Day" with "on which such payment was due".

     13. The Assignee and the Company hereby amend Section 11.16 of the Servicing Addendum by adding the following sentence at the end thereof:

     "In addition, no later than the tenth (10th) calendar day of each month (or if such tenth day is not a Business Day, the Business Day immediately preceding such tenth day), the Company shall furnish to the Purchaser and the Master Servicer a report containing the data set forth in Attachment 3-A, Attachment 3-B and Attachment 3-C to the Assignment, Assumption and Recognition Agreement, dated as of October 1, 2007, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and the Company, with respect to monthly remittance advice, defaulted Mortgage Loans and Realized Loss Calculations, respectively, in such format as is mutually agreed by the Master Servicer and the Company. Notwithstanding the foregoing, the Company is not required to report data relating to prepayment charges or penalties to the extent such prepayment charges or penalties are owned by the Company.

     The Servicer will also provide the Master Servicer a report detailing any Mortgage Loan modifications and Forgiven Amounts in a manner that is mutually agreeable to the Servicer, the Master Servicer and the applicable Rating Agency(ies)."

     14. The Assignee and the Company hereby amend Section 11.19 of the Servicing Addendum by deleting such section in its entirety and replacing it with the following:

          "Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, the Company shall submit to the Purchaser and the Master Servicer a liquidation report in the format mutually agreed upon by the Company and the Master Servicer, with respect to such Mortgaged Property and all supporting documentation which is readily available and reasonably requested by the Master Servicer."

     15. The Assignee and the Company hereby amend Section 11.30 of the Servicing Addendum by deleting such section in its entirety and replacing it with the following:

          "Notwithstanding anything in this Agreement to the contrary, the Company (a) shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate and (b) shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any trust fund created pursuant to a Pass-Through Transfer to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions unless the Company has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

     16. The Assignee and the Company hereby amend Subsection 14.01(ix) of the Purchase and Servicing Agreement by deleting such section in its entirety and replacing it with "[reserved]".

     17. The Assignee and the Company hereby amend Sections 11.25 and 11.26 of the Servicing Addendum by deleting each such section in its entirety and replacing each such section with "[Reserved]".

Miscellaneous

     18. All demands, notices and communications under the Assignment Agreement, the Purchase and Servicing Agreement and this AAR Agreement with respect to the Assigned Loans shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

          a.   In the case of Seller,

               Countrywide Home Loans, Inc.
               4500 Park Granada
               Calabasas, California 91302
               Attention: Darren Bigby

          b.   In the case of the Company,

               Countrywide Home Loans Servicing LP
               400 Countrywide Way
               Simi Valley, California 93065
               Attention: John Lindberg and Rachel Meza

          c.   In the case of Assignor,

               Merrill Lynch Mortgage Lending, Inc.
               4 World Financial Center, 10th Floor
               New York, New York 10080
               Attention: MANA 2007-OAR5

          d.   In the case of Assignee,

               Merrill Lynch Mortgage Investors, Inc.
               4 World Financial Center, 10th Floor
               New York, New York 10080
               Attention: MANA 2007-OAR5

     19. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     20. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     21. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee, Company or Seller may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, Assignee, Company or Seller, respectively hereunder.

     22. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

     23. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     24. In the event that any provision of this AAR Agreement conflicts with any provision of the Purchase and Servicing Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

          IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.


MERRILL LYNCH MORTGAGE LENDING, INC.
Assignor


By:
    ----------------------------------
Name:
      --------------------------------
Title:
       -------------------------------


MERRILL LYNCH MORTGAGE INVESTORS, INC.
Assignee


By:
    ----------------------------------
Name:
      --------------------------------
Title:
       -------------------------------


COUNTRYWIDE HOME LOANS SERVICING LP
Company
By: Countrywide GP, Inc., its General
Partner


By:
    ----------------------------------
Name:
      --------------------------------
Title:
       -------------------------------


COUNTRYWIDE HOME LOANS, INC.
Seller


By:
    ----------------------------------
Name:
      --------------------------------
Title:
       -------------------------------


ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK, N.A.
Master Servicer


By:
    ----------------------------------
Name:
      --------------------------------
Title:
       -------------------------------

                                  ATTACHMENT l

                             ASSIGNED LOAN SCHEDULE

                                  On File with:

                                   Dechert LLP
                                2929 Arch Street
                             Philadelphia, PA 19104
                                Steven J. Molitor
                            Telephone: (215) 994-2777
                           Telecopier: (215) 994-2222

                                  ATTACHMENT 2

             SECTIONS 11-16 OF THE PURCHASE AND SERVICING AGREEMENT

                                See Exhibit 99.2

                                 ATTACHMENT 3-A

                            MONTHLY REMITTANCE ADVICE

COLUMN NAME                             DESCRIPTION                  DECIMAL             FORMAT COMMENT             MAX SIZE
-----------              -----------------------------------------   -------   ----------------------------------   --------
SER_INVESTOR_NBR         A value assigned by the Servicer to                   Text up to 10 digits                    20
                         define a group of loans.

LOAN_NBR                 A unique identifier assigned to each loan             Text up to 10 digits                    10
                         by the investor.

SERVICER_LOAN_NBR        A unique number assigned to a loan by the             Text up to 10 digits                    10
                         Servicer. This may be different than the
                         LOAN_NBR.

BORROWER_NAME            The borrower name as received in the                  Maximum length of 30 (Last, First)      30
                         file. It is not separated by first and
                         last name.

SCHED_PAY_AMT            Scheduled monthly principal and scheduled      2      No commas(,) or dollar signs ($)        11
                         interest payment that a borrower is
                         expected to pay, P&I constant.

NOTE_INT_RATE            The loan interest rate as reported by the      4      Max length of 6                          6
                         Servicer.

NET_INT_RATE             The loan gross interest rate less the          4      Max length of 6                          6
                         service fee rate as reported by the
                         Servicer.

SERV_FEE_RATE            The servicer's fee rate for a loan as          4      Max length of 6                          6
                         reported by the Servicer.

SERV_FEE_AMT             The servicer's fee amount for a loan as        2      No commas(,) or dollar signs ($)        11
                         reported by the Servicer.

NEW_PAY_AMT              The new loan payment amount as reported        2      No commas(,) or dollar signs ($)        11
                         by the Servicer.

NEW_LOAN_RATE            The new loan rate as reported by the           4      Max length of 6                          6
                         Servicer.

ARM_INDEX_RATE           The index the Servicer is using to             4      Max length of 6                          6
                         calculate a forecasted rate.

ACTL_BEG_PRIN_BAL        The borrower's actual principal balance        2      No commas(,) or dollar signs ($)        11
                         at the beginning of the processing cycle.

ACTL_END_PRIN_BAL        The borrower's actual principal balance        2      No commas(,) or dollar signs ($)        11
                         at the end of the processing cycle.

BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle               MM/DD/YYYY                              10
                         that the borrower's next payment is due
                         to the Servicer, as reported by Servicer.

SERV_CURT_AMT_1          The first curtailment amount to be             2      No commas(,) or dollar signs ($)        11
                         applied.

SERV_CURT_DATE_1         The curtailment date associated with the              MM/DD/YYYY                              10
                         first curtailment amount.

CURT_ADJ_ AMT_1          The curtailment interest on the first          2      No commas(,) or dollar signs ($)        11
                         curtailment amount, if applicable.

SERV_CURT_AMT_2          The second curtailment amount to be            2      No commas(,) or dollar signs ($)        11
                         applied.

SERV_CURT_DATE_2         The curtailment date associated with the              MM/DD/YYYY                              10
                         second curtailment amount.

CURT_ADJ_ AMT_2          The curtailment interest on the second         2      No commas(,) or dollar signs ($)        11
                         curtailment amount, if applicable.

SERV_CURT_AMT_3          The third curtailment amount to be             2      No commas(,) or dollar signs ($)        11
                         applied.

SERV_CURT_DATE_3         The curtailment date associated with the              MM/DD/YYYY                              10
                         third curtailment amount.

CURT_ADJ_AMT_3           The curtailment interest on the third          2      No commas(,) or dollar signs ($)        11
                         curtailment amount, if applicable.

PIF_AMT                  The loan "paid in full" amount as              2      No commas(,) or dollar signs ($)        11
                         reported by the Servicer.

PIF_DATE                 The paid in full date as reported by the              MM/DD/YYYY                              10
                         Servicer.

ACTION_CODE              The standard FNMA numeric code used to                Action Code Key: 15=Bankruptcy,          2
                         indicate the default/delinquent status of             30=Foreclosure, , 60=PIF,
                         a particular loan.                                    63=Substitution,
                                                                               65=Repurchase, 70=REO

INT_ADJ_AMT              The amount of the interest adjustment as       2      No commas(,) or dollar signs ($)        11
                         reported by the Servicer.

SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount,      2      No commas(,) or dollar signs ($)        11
                         if applicable.

NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if            2      No commas(,) or dollar signs ($)        11
                         applicable.

LOAN_LOSS_AMT            The amount the Servicer is passing as a        2      No commas(,) or dollar signs ($)        11
                         loss, if applicable.

SCHED_BEG_PRIN_BAL       The scheduled outstanding principal            2      No commas(,) or dollar signs ($)        11
                         amount due at the beginning of the cycle
                         date to be passed through to investors.

SCHED_END_PRIN_BAL       The scheduled principal balance due to         2      No commas(,) or dollar signs ($)        11
                         investors at the end of a processing
                         cycle.

SCHED_PRIN_AMT           The scheduled principal amount as              2      No commas(,) or dollar signs ($)        11
                         reported by the Servicer for the current
                         cycle -- only applicable for
                         Scheduled/Scheduled Loans.

SCHED_NET_INT            The scheduled gross interest amount less       2      No commas(,) or dollar signs ($)        11
                         the service fee amount for the current
                         cycle as reported by the Servicer -- only
                         applicable for Scheduled/Scheduled Loans.

ACTL_PRIN_AMT            The actual principal amount collected by       2      No commas(,) or dollar signs ($)        11
                         the Servicer for the current reporting
                         cycle -- only applicable for
                         Actual/Actual Loans.

ACTL_NET_INT             The actual gross interest amount less the      2      No commas(,) or dollar signs ($)        11
                         service fee amount for the current
                         reporting cycle as reported by the
                         Servicer -- only applicable for
                         Actual/Actual Loans.

PREPAY_PENALTY_ AMT      The penalty amount received when a             2      No commas(,) or dollar signs ($)        11
                         borrower prepays on his loan as reported
                         by the Servicer.

PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the          2      No commas(,) or dollar signs ($)        11
                         loan waived by the servicer.

MOD_DATE                 The Effective Payment Date of the                     MM/DD/YYYY                              10
                         Modification for the loan.

MOD_TYPE                 The Modification Type.                                Varchar - value can be alpha or         30
                                                                               numeric

DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and          2      No commas(,) or dollar signs ($)        11
                         interest advances made by Servicer.

                                 ATTACHMENT 3-B

                       REPORTING DATA FOR DEFAULTED LOANS

Data must be submitted to Wells Fargo Bank, N.A. in an Excel spreadsheet format with fixed field names and data type. The Excel spreadsheet should be used as a template consistently every month when submitting data.

TABLE: DELINQUENCY

NAME                                 TYPE     SIZE
----                              ---------   ----
SERVICER LOAN #                   NUMBER        8
                                  (DOUBLE)
INVESTOR LOAN #                   NUMBER        8
                                  (DOUBLE)
BORROWER NAME                     TEXT         20
ADDRESS                           TEXT         30
STATE                             TEXT          2
Due Date                          Date/Time     8
ACTION CODE                       TEXT          2
FC Received                       Date/Time     8
File Referred to Atty             Date/Time     8
NOD                               Date/Time     8
Complaint Filed                   Date/Time     8
Sale Published                    Date/Time     8
Target Sale Date                  Date/Time     8
Actual Sale Date                  Date/Time     8
Loss Mit Approval Date            Date/Time     8
Loss Mit Type                     Text          5
Loss Mit Estimated Completion     Date/Time     8
Date
Loss Mit Actual Completion Date   Date/Time     8
Loss Mit Broken Plan Date         Date/Time     8
BK Chapter                        Text          6
BK Filed Date                     Date/Time     8
Post Petition Due                 Date/Time     8
Motion for Relief                 Date/Time     8
Lift of Stay                      Date/Time     8
RFD                               Text         10
Occupant Code                     Text         10
Eviction Start Date               Date/Time     8
Eviction Completed Date           Date/Time     8
List Price                        Currency      8
List Date                         Date/Time     8
Accepted Offer Price              Currency      8

Accepted Offer Date               Date/Time     8
Estimated REO Closing Date        Date/Time     8
Actual REO Sale Date              Date/Time     8

- ITEMS IN BOLD ARE MANDATORY FIELDS. WE MUST RECEIVE INFORMATION IN THOSE FIELDS EVERY MONTH IN ORDER FOR YOUR FILE TO BE ACCEPTED.

The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

          12-RELIEF PROVISIONS
          15-BANKRUPTCY/LITIGATION
          20-REFERRED FOR DEED-IN-LIEU
          30-REFERRED FORE FORECLOSURE
          60-PAYOFF
          65-REPURCHASE
          70-REO-HELD FOR SALE
          71-THIRD PARTY SALE/CONDEMNATION
          72-REO-PENDING CONVEYANCE-POOL INSURANCE CLAIM FILED

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:

ACTION CODE 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency. The Action Date is the date the relief is expected to end. For military indulgence, it will be three months after the Borrower's discharge from military service.

ACTION CODE 15 - To report the Borrower's filing for bankruptcy or instituting some other type of litigation that will prevent or delay liquidation of the Mortgage Loan. The Action Date will be either the date that any repayment plan (or forbearance) instituted by the bankruptcy court will expire or an additional date by which the litigation should be resolved.

ACTION CODE 20 - To report that the Borrower has agreed to a deed-in-lieu or an assignment of the property. The Action Date is the date the Servicer decided to pursue a deed-in-lieu or the assignment.

ACTION CODE 30 - To report that the decision has been made to foreclose the Mortgage Loan. The Action Date is the date the Servicer referred the case to the foreclosure attorney.

ACTION CODE 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity. The Action Date is the date the pay-off funds were remitted to the Master Servicer.

ACTION CODE 65 - To report that the Servicer is repurchasing the Mortgage Loan. The Action Date is the date the repurchase proceeds were remitted to the Master Servicer.

ACTION CODE 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it. The Action Date is the date of the foreclosure sale or, for deeds-in-lieu, the date the deed is recorded on behalf of the owner of the Mortgage Loan.

ACTION CODE 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred. The Action Date is the date of the foreclosure sale or the date the condemnation award was received.

ACTION CODE 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed. The Action Date is the date of the foreclosure sale, or, for deeds-in-lieu, the date of the deed for conventional mortgages.

The Loss Mit Type field should show the approved Loss Mitigation arrangement. The following are acceptable:

     ASUM-APPROVED ASSUMPTION
     BAP-BORROWER ASSISTANCE PROGRAM
     CO-CHARGE OFF
     DIL-DEED-IN-LIEU
     FFA-FORMAL FORBEARANCE AGREEMENT
     MOD-LOAN MODIFICATION
     PRE-PRE-SALE
     SS-SHORT SALE
     MISC-ANYTHING ELSE APPROVED BY THE PMI OR POOL INSURER

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property. The acceptable codes are:

                                    MORTGAGOR
                                     TENANT
                                     UNKNOWN
                                     VACANT

                                 ATTACHMENT 3-C

                      REALIZED LOSS CALCULATION INFORMATION
                             WELLS FARGO BANK, N.A.
                                    Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1. The actual Unpaid Principal Balance of the Mortgage Loan.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.    The total of lines 1 through 9.

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.    The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19. The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis ( ).

                             WELLS FARGO BANK, N.A.
                          CALCULATION OF REALIZED LOSS

       WELLS FARGO BANK, N.A. Trust: ___________________________

       Prepared by: __________________ Date: _______________

       Phone: ______________________

       Servicer Loan No.   Servicer Name   Servicer Address

WELLS FARGO BANK, N.A.
Loan No._____________________________
Borrower's Name:________________________________________________________
Property
Address:________________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:

Actual Unpaid Principal Balance of Mortgage Loan   $_______________(1)
Interest accrued at Net Rate                        _______________(2)
Attorney's Fees                                     _______________(3)
Taxes                                               _______________(4)
Property Maintenance                                _______________(5)
MI/Hazard Insurance Premiums                        _______________(6)
Hazard Loss Expenses                                _______________(7)
Accrued Servicing Fees                              _______________(8)
Other (itemize)                                     _______________(9)
                                                   $_______________
TOTAL EXPENSES                                     $_______________(10)
CREDITS:
Escrow Balance                                     $_______________(11)
HIP Refund                                          _______________(12)
Rental Receipts                                     _______________(13)
Hazard Loss Proceeds                                _______________(14)
Primary Mortgage Insurance Proceeds                 _______________(15)
Proceeds from Sale of Acquired Property             _______________(16)
Other (itemize)                                     _______________(17)
                                                    _______________
                                                    _______________
TOTAL CREDITS                                      $_______________(18)
   TOTAL REALIZED LOSS (OR Amount OF GAIN)         $_______________